Exhibit 10.44

SIXTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT
THIS SIXTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT (this “Amendment”) is made effective as of March 7, 2019 (the “Sixth Amendment Date”) by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”) and REGULUS THERAPEUTICS INC., a Delaware corporation with offices located at 10614 Science Center Dr., San Diego, California 92121 (“Borrower”).
WHEREAS, Collateral Agent, Borrower and Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of June 17, 2016 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and
WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.	Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.	Section 2.2(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(b)    Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the last day of the calendar month during which the Funding Date occurs. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule with respect to the Term Loans as set forth on the Amortization Table (as amended from time to time) attached to the Disbursement Letter entered into as of the Effective Date. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d). Notwithstanding the foregoing, Borrower shall make monthly payments of interest only commencing on August 1, 2018, and continuing on the Payment Date of each successive two (2) months thereafter through and including the October 1, 2018. Thereafter, Borrower will resume making consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender in accordance with this Section 2.2(b). Furthermore, notwithstanding the foregoing, Borrower shall make a monthly payment of interest only on February 1, 2019 and March 1, 2019 and shall thereafter resume making consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender in accordance with this Section 2.2(b).

3.
Section 2.5 of the Loan Agreement is hereby amended by deleting the word “and” immediately following Section 2.5(g), replacing “.” at the end of Section 2.5(h) with “; and” and adding the following Section 2.5(i) thereto:

(i)    Sixth Amendment Fee. A fully earned and non-refundable sixth amendment fee in the amount of Seventeen Thousand Dollars ($17,000.00), which shall become due and payable upon the earliest of: (i) the Maturity Date, (ii) the acceleration of any Term Loan, or (iii) the date on which the Term Loans are fully prepaid pursuant to Section 2.2(c) or (d).

4.	The Amortization Table attached to the Disbursement Letter dated as of the Effective Date is hereby amended and restated as set forth on the Amortization Table attached as Exhibit A hereto.

5.	Limitation of Amendment.

a.
The amendments set forth above is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

b.
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

6.	To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing other than pursuant to Section 8.13 of the Loan Agreement;

b.	Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.
The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

e.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

f.
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

g.
The Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other

Loan Documents on or prior to the date hereof through the date hereof. Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

7.
Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

8.
Borrower agrees to promptly pay (but in no event in less than 5 Business Days of invoice date) all unpaid Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts.

9.	This Amendment shall be deemed effective as of the Sixth Amendment Date upon the due execution and delivery to Collateral Agent of this Amendment by each party hereto.

10.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

11.	This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Balance of Page Intentionally Left Blank - Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:
REGULUS THERAPEUTICS INC.

By /s/ Daniel R. Chevallard
Name: Daniel R. Chevallard
Title: Chief Financial Officer

COLLATERAL AGENT AND LENDER:
OXFORD FINANCE LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

Exhibit A

Amortization Table

Oxford Finance LLC
Amortization Table
Regulus Total

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION
Term:	47	23 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
Payment:	Varies		USED FOR PAYOFF PURPOSES.
Final Payment:	$1,065,625.00	5.50%
3rd Amendment Fee:	$25,000.00
Fifth Amendment Fee:	$25,000.00
Amendment Fee:	$17,000.00
Amount:	20,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A
Interim Interest Days:	9		FLOATING INTEREST RATE LOAN. INTEREST RATE
Interim Interest:	$44,894.25		CHARGED MAY DIFFER FROM RATE PER THIS
			SCHEDULE BASED ON THE TERMS OF THE
			LOAN AGREEMENT

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance

	7/1/16	Interim Interest Due				$20,000,000.00
1	8/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
2	9/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
3	10/1/16	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
4	11/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
5	12/1/16	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
6	1/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
7	2/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
8	3/1/17	$20,000,000.00	$139,671.00	$139,671.00	$0.00	$20,000,000.00
9	4/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
10	5/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
11	6/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
12	7/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
13	8/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
14	9/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
15	10/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
16	11/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
17	12/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
18	1/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
19	2/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
20	3/1/18	$20,000,000.00	$139,671.00	$139,671.00	$0.00	$20,000,000.00
21	4/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
22	5/1/18	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
23	6/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
24	7/1/18	$20,000,000.00	$982,980.83	$149,647.50	$833,333.33	$19,166,666.67
25	8/1/18	$19,166,666.67	$148,192.59	$148,192.59	$0.00	$19,166,666.67
26	9/1/18	$19,166,666.67	$148,192.59	$148,192.59	$0.00	$19,166,666.67
27	10/1/18	$19,166,666.67	$143,412.19	$143,412.19	$0.00	$19,166,666.67
28	11/1/18	$19,166,666.67	$1,106,525.93	$148,192.59	$958,333.33	$18,208,333.33
29	12/1/18	$18,208,333.33	$1,686,680.17	$136,241.58	$1,550,438.60	$16,657,894.74
30	1/1/19	$16,657,894.74	$1,054,233.90	$128,795.30	$925,438.60	$15,732,456.14
31	2/1/19	$15,732,456.14	$121,640.01	$121,640.01	$0.00	$15,732,456.14
32	3/1/19	$15,732,456.14	$109,868.39	$109,868.39	$0.00	$15,732,456.14
33	4/1/19	$15,732,456.14	$1,170,470.42	$121,640.01	$1,048,830.41	$14,683,625.73
34	5/1/19	$14,683,625.73	$1,158,698.80	$109,868.39	$1,048,830.41	$13,634,795.32
35	6/1/19	$13,634,795.32	$1,154,251.75	$105,421.34	$1,048,830.41	$12,585,964.91
36	7/1/19	$12,585,964.91	$1,143,003.32	$94,172.91	$1,048,830.41	$11,537,134.50
37	8/1/19	$11,537,134.50	$1,138,033.08	$89,202.67	$1,048,830.41	$10,488,304.09
38	9/1/19	$10,488,304.09	$1,129,923.75	$81,093.34	$1,048,830.41	$9,439,473.68
39	10/1/19	$9,439,473.68	$1,119,460.09	$70,629.68	$1,048,830.41	$8,390,643.27
40	11/1/19	$8,390,643.27	$1,113,705.08	$64,874.67	$1,048,830.41	$7,341,812.87
41	12/1/19	$7,341,812.87	$1,103,764.61	$54,934.20	$1,048,830.41	$6,292,982.46
42	1/1/20	$6,292,982.46	$1,097,486.41	$48,656.00	$1,048,830.41	$5,244,152.05
43	2/1/20	$5,244,152.05	$1,089,377.08	$40,546.67	$1,048,830.41	$4,195,321.64
44	3/1/20	$4,195,321.64	$1,079,175.01	$30,344.60	$1,048,830.41	$3,146,491.23

45	4/1/20	$3,146,491.23	$1,073,158.41	$24,328.00	$1,048,830.41	$2,097,660.82
46	5/1/20	$2,097,660.82	$1,064,525.89	$15,695.48	$1,048,830.41	$1,048,830.41
47	6/1/20	$1,048,830.41	$1,056,939.74	$8,109.33	$1,048,830.41	$0.00
Final	6/1/20	Final Payment	$1,132,625.00	$1,132,625.00	$0.00

		Totals	$26,818,100.06	$6,818,100.06	$20,000,000.00

Oxford Finance LLC
Amortization Table
Regulus AA01a
OF ID: 216050

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION
Term:	47	23 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
Payment:	Varies		USED FOR PAYOFF PURPOSES.
Final Payment:	$372,968.75	5.50%
3rd Amendment Fee:	$8,750.00
Fifth Amendment Fee:	$8,750.00
Amendment Fee:	$5,950.00
Amount:	7,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A
Interim Interest Days:	9		FLOATING INTEREST RATE LOAN. INTEREST RATE
Interim Interest:	$15,712.99		CHARGED MAY DIFFER FROM RATE PER THIS
			SCHEDULE BASED ON THE TERMS OF THE
			LOAN AGREEMENT

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance

	7/1/16	Interim Interest Due				$7,000,000.00
1	8/1/16	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
2	9/1/16	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
3	10/1/16	$7,000,000.00	$52,376.63	$52,376.63	$0.00	$7,000,000.00
4	11/1/16	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
5	12/1/16	$7,000,000.00	$52,376.63	$52,376.63	$0.00	$7,000,000.00
6	1/1/17	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
7	2/1/17	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
8	3/1/17	$7,000,000.00	$48,884.85	$48,884.85	$0.00	$7,000,000.00
9	4/1/17	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
10	5/1/17	$7,000,000.00	$52,376.63	$52,376.63	$0.00	$7,000,000.00
11	6/1/17	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
12	7/1/17	$7,000,000.00	$52,376.63	$52,376.63	$0.00	$7,000,000.00
13	8/1/17	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
14	9/1/17	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
15	10/1/17	$7,000,000.00	$52,376.63	$52,376.63	$0.00	$7,000,000.00
16	11/1/17	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
17	12/1/17	$7,000,000.00	$52,376.63	$52,376.63	$0.00	$7,000,000.00
18	1/1/18	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
19	2/1/18	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
20	3/1/18	$7,000,000.00	$48,884.85	$48,884.85	$0.00	$7,000,000.00
21	4/1/18	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
22	5/1/18	$7,000,000.00	$52,376.63	$52,376.63	$0.00	$7,000,000.00
23	6/1/18	$7,000,000.00	$54,122.51	$54,122.51	$0.00	$7,000,000.00
24	7/1/18	$7,000,000.00	$344,043.29	$52,376.63	$291,666.67	$6,708,333.33
25	8/1/18	$6,708,333.33	$51,867.41	$51,867.41	$0.00	$6,708,333.33
26	9/1/18	$6,708,333.33	$51,867.41	$51,867.41	$0.00	$6,708,333.33
27	10/1/18	$6,708,333.33	$50,194.27	$50,194.27	$0.00	$6,708,333.33
28	11/1/18	$6,708,333.33	$387,284.07	$51,867.41	$335,416.67	$6,372,916.67
29	12/1/18	$6,372,916.67	$590,338.06	$47,684.55	$542,653.51	$5,830,263.16
30	1/1/19	$5,830,263.16	$368,981.86	$45,078.36	$323,903.51	$5,506,359.65
31	2/1/19	$5,506,359.65	$42,574.00	$42,574.00	$0.00	$5,506,359.65
32	3/1/19	$5,506,359.65	$38,453.94	$38,453.94	$0.00	$5,506,359.65
33	4/1/19	$5,506,359.65	$409,664.65	$42,574.00	$367,090.64	$5,139,269.01
34	5/1/19	$5,139,269.01	$405,544.58	$38,453.94	$367,090.64	$4,772,178.36
35	6/1/19	$4,772,178.36	$403,988.11	$36,897.47	$367,090.64	$4,405,087.72
36	7/1/19	$4,405,087.72	$400,051.16	$32,960.52	$367,090.64	$4,037,997.08
37	8/1/19	$4,037,997.08	$398,311.58	$31,220.94	$367,090.64	$3,670,906.43
38	9/1/19	$3,670,906.43	$395,473.31	$28,382.67	$367,090.64	$3,303,815.79
39	10/1/19	$3,303,815.79	$391,811.03	$24,720.39	$367,090.64	$2,936,725.15
40	11/1/19	$2,936,725.15	$389,796.78	$22,706.13	$367,090.64	$2,569,634.50
41	12/1/19	$2,569,634.50	$386,317.61	$19,226.97	$367,090.64	$2,202,543.86
42	1/1/20	$2,202,543.86	$384,120.24	$17,029.60	$367,090.64	$1,835,453.22
43	2/1/20	$1,835,453.22	$381,281.98	$14,191.33	$367,090.64	$1,468,362.57
44	3/1/20	$1,468,362.57	$377,711.25	$10,620.61	$367,090.64	$1,101,271.93
45	4/1/20	$1,101,271.93	$375,605.44	$8,514.80	$367,090.64	$734,181.29

46	5/1/20	$734,181.29	$372,584.06	$5,493.42	$367,090.64	$367,090.64
47	6/1/20	$367,090.64	$369,928.91	$2,838.27	$367,090.64	($0.00)
Final	6/1/20	Final Payment	$396,418.75	$396,418.75	$0.00

		Totals	$9,386,335.02	$2,386,335.02	$7,000,000.00

Oxford Finance LLC
Amortization Table
Regulus AA01b
OF ID: 216051

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION
Term:	47	23 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
Payment:	Varies		USED FOR PAYOFF PURPOSES.
Final Payment:	$266,406.25	5.50%
3rd Amendment Fee:	$6,250.00
Fifth Amendment Fee:	$6,250.00
Amendment Fee:	$4,250.00
Amount:	5,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A
Interim Interest Days:	9		FLOATING INTEREST RATE LOAN. INTEREST RATE
Interim Interest:	$11,223.56		CHARGED MAY DIFFER FROM RATE PER THIS
			SCHEDULE BASED ON THE TERMS OF THE
			LOAN AGREEMENT

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance

	7/1/16	Interim Interest Due				$5,000,000.00
1	8/1/16	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
2	9/1/16	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
3	10/1/16	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
4	11/1/16	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
5	12/1/16	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
6	1/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
7	2/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
8	3/1/17	$5,000,000.00	$34,917.75	$34,917.75	$0.00	$5,000,000.00
9	4/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
10	5/1/17	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
11	6/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
12	7/1/17	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
13	8/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
14	9/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
15	10/1/17	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
16	11/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
17	12/1/17	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
18	1/1/18	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
19	2/1/18	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
20	3/1/18	$5,000,000.00	$34,917.75	$34,917.75	$0.00	$5,000,000.00
21	4/1/18	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
22	5/1/18	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
23	6/1/18	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
24	7/1/18	$5,000,000.00	$245,745.21	$37,411.88	$208,333.33	$4,791,666.67
25	8/1/18	$4,791,666.67	$37,048.15	$37,048.15	$0.00	$4,791,666.67
26	9/1/18	$4,791,666.67	$37,048.15	$37,048.15	$0.00	$4,791,666.67
27	10/1/18	$4,791,666.67	$35,853.05	$35,853.05	$0.00	$4,791,666.67
28	11/1/18	$4,791,666.67	$276,631.48	$37,048.15	$239,583.33	$4,552,083.33
29	12/1/18	$4,552,083.33	$421,670.04	$34,060.39	$387,609.65	$4,164,473.68
30	1/1/19	$4,164,473.68	$263,558.47	$32,198.83	$231,359.65	$3,933,114.04
31	2/1/19	$3,933,114.04	$30,410.00	$30,410.00	$0.00	$3,933,114.04
32	3/1/19	$3,933,114.04	$27,467.10	$27,467.10	$0.00	$3,933,114.04
33	4/1/19	$3,933,114.04	$292,617.60	$30,410.00	$262,207.60	$3,670,906.43
34	5/1/19	$3,670,906.43	$289,674.70	$27,467.10	$262,207.60	$3,408,698.83
35	6/1/19	$3,408,698.83	$288,562.94	$26,355.34	$262,207.60	$3,146,491.23
36	7/1/19	$3,146,491.23	$285,750.83	$23,543.23	$262,207.60	$2,884,283.63
37	8/1/19	$2,884,283.63	$284,508.27	$22,300.67	$262,207.60	$2,622,076.02
38	9/1/19	$2,622,076.02	$282,480.94	$20,273.33	$262,207.60	$2,359,868.42
39	10/1/19	$2,359,868.42	$279,865.02	$17,657.42	$262,207.60	$2,097,660.82
40	11/1/19	$2,097,660.82	$278,426.27	$16,218.67	$262,207.60	$1,835,453.22
41	12/1/19	$1,835,453.22	$275,941.15	$13,733.55	$262,207.60	$1,573,245.61
42	1/1/20	$1,573,245.61	$274,371.60	$12,164.00	$262,207.60	$1,311,038.01
43	2/1/20	$1,311,038.01	$272,344.27	$10,136.67	$262,207.60	$1,048,830.41
44	3/1/20	$1,048,830.41	$269,793.75	$7,586.15	$262,207.60	$786,622.81
45	4/1/20	$786,622.81	$268,289.60	$6,082.00	$262,207.60	$524,415.20

46	5/1/20	$524,415.20	$266,131.47	$3,923.87	$262,207.60	$262,207.60
47	6/1/20	$262,207.60	$264,234.94	$2,027.33	$262,207.60	$0.00
Final	6/1/20	Final Payment	$283,156.25	$283,156.25	$0.00

		Totals	$6,704,525.01	$1,704,525.01	$5,000,000.00

Oxford Finance LLC
Amortization Table
Regulus AA01b
OF ID: 216051

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION
Term:	47	23 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
Payment:	Varies		USED FOR PAYOFF PURPOSES.
Final Payment:	$266,406.25	5.50%
3rd Amendment Fee:	$6,250.00
Fifth Amendment Fee:	$6,250.00
Amendment Fee:	$4,250.00
Amount:	5,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A
Interim Interest Days:	9		FLOATING INTEREST RATE LOAN. INTEREST RATE
Interim Interest:	$11,223.56		CHARGED MAY DIFFER FROM RATE PER THIS
			SCHEDULE BASED ON THE TERMS OF THE
			LOAN AGREEMENT

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance

	7/1/16	Interim Interest Due				$5,000,000.00
1	8/1/16	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
2	9/1/16	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
3	10/1/16	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
4	11/1/16	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
5	12/1/16	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
6	1/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
7	2/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
8	3/1/17	$5,000,000.00	$34,917.75	$34,917.75	$0.00	$5,000,000.00
9	4/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
10	5/1/17	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
11	6/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
12	7/1/17	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
13	8/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
14	9/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
15	10/1/17	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
16	11/1/17	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
17	12/1/17	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
18	1/1/18	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
19	2/1/18	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
20	3/1/18	$5,000,000.00	$34,917.75	$34,917.75	$0.00	$5,000,000.00
21	4/1/18	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
22	5/1/18	$5,000,000.00	$37,411.88	$37,411.88	$0.00	$5,000,000.00
23	6/1/18	$5,000,000.00	$38,658.94	$38,658.94	$0.00	$5,000,000.00
24	7/1/18	$5,000,000.00	$245,745.21	$37,411.88	$208,333.33	$4,791,666.67
25	8/1/18	$4,791,666.67	$37,048.15	$37,048.15	$0.00	$4,791,666.67
26	9/1/18	$4,791,666.67	$37,048.15	$37,048.15	$0.00	$4,791,666.67
27	10/1/18	$4,791,666.67	$35,853.05	$35,853.05	$0.00	$4,791,666.67
28	11/1/18	$4,791,666.67	$276,631.48	$37,048.15	$239,583.33	$4,552,083.33
29	12/1/18	$4,552,083.33	$421,670.04	$34,060.39	$387,609.65	$4,164,473.68
30	1/1/19	$4,164,473.68	$263,558.47	$32,198.83	$231,359.65	$3,933,114.04
31	2/1/19	$3,933,114.04	$30,410.00	$30,410.00	$0.00	$3,933,114.04
32	3/1/19	$3,933,114.04	$27,467.10	$27,467.10	$0.00	$3,933,114.04
33	4/1/19	$3,933,114.04	$292,617.60	$30,410.00	$262,207.60	$3,670,906.43
34	5/1/19	$3,670,906.43	$289,674.70	$27,467.10	$262,207.60	$3,408,698.83
35	6/1/19	$3,408,698.83	$288,562.94	$26,355.34	$262,207.60	$3,146,491.23
36	7/1/19	$3,146,491.23	$285,750.83	$23,543.23	$262,207.60	$2,884,283.63
37	8/1/19	$2,884,283.63	$284,508.27	$22,300.67	$262,207.60	$2,622,076.02
38	9/1/19	$2,622,076.02	$282,480.94	$20,273.33	$262,207.60	$2,359,868.42
39	10/1/19	$2,359,868.42	$279,865.02	$17,657.42	$262,207.60	$2,097,660.82
40	11/1/19	$2,097,660.82	$278,426.27	$16,218.67	$262,207.60	$1,835,453.22
41	12/1/19	$1,835,453.22	$275,941.15	$13,733.55	$262,207.60	$1,573,245.61
42	1/1/20	$1,573,245.61	$274,371.60	$12,164.00	$262,207.60	$1,311,038.01
43	2/1/20	$1,311,038.01	$272,344.27	$10,136.67	$262,207.60	$1,048,830.41
44	3/1/20	$1,048,830.41	$269,793.75	$7,586.15	$262,207.60	$786,622.81
45	4/1/20	$786,622.81	$268,289.60	$6,082.00	$262,207.60	$524,415.20

46	5/1/20	$524,415.20	$266,131.47	$3,923.87	$262,207.60	$262,207.60
47	6/1/20	$262,207.60	$264,234.94	$2,027.33	$262,207.60	$0.00
Final	6/1/20	Final Payment	$283,156.25	$283,156.25	$0.00

		Totals	$6,704,525.01	$1,704,525.01	$5,000,000.00

Oxford Finance LLC
Amortization Table
Regulus AA01d
OF ID: 216053

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION
Term:	47	23 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
Payment:	Varies		USED FOR PAYOFF PURPOSES.
Final Payment:	$159,843.75	5.50%
3rd Amendment Fee:	$3,750.00
Fifth Amendment Fee:	$3,750.00
Amendment Fee:	$2,550.00
Amount:	3,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A
Interim Interest Days:	9		FLOATING INTEREST RATE LOAN. INTEREST RATE
Interim Interest:	$6,734.14		CHARGED MAY DIFFER FROM RATE PER THIS
			SCHEDULE BASED ON THE TERMS OF THE
			LOAN AGREEMENT

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance

	7/1/16	Interim Interest Due				$3,000,000.00
1	8/1/16	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
2	9/1/16	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
3	10/1/16	$3,000,000.00	$22,447.13	$22,447.13	$0.00	$3,000,000.00
4	11/1/16	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
5	12/1/16	$3,000,000.00	$22,447.13	$22,447.13	$0.00	$3,000,000.00
6	1/1/17	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
7	2/1/17	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
8	3/1/17	$3,000,000.00	$20,950.65	$20,950.65	$0.00	$3,000,000.00
9	4/1/17	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
10	5/1/17	$3,000,000.00	$22,447.13	$22,447.13	$0.00	$3,000,000.00
11	6/1/17	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
12	7/1/17	$3,000,000.00	$22,447.13	$22,447.13	$0.00	$3,000,000.00
13	8/1/17	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
14	9/1/17	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
15	10/1/17	$3,000,000.00	$22,447.13	$22,447.13	$0.00	$3,000,000.00
16	11/1/17	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
17	12/1/17	$3,000,000.00	$22,447.13	$22,447.13	$0.00	$3,000,000.00
18	1/1/18	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
19	2/1/18	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
20	3/1/18	$3,000,000.00	$20,950.65	$20,950.65	$0.00	$3,000,000.00
21	4/1/18	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
22	5/1/18	$3,000,000.00	$22,447.13	$22,447.13	$0.00	$3,000,000.00
23	6/1/18	$3,000,000.00	$23,195.36	$23,195.36	$0.00	$3,000,000.00
24	7/1/18	$3,000,000.00	$147,447.13	$22,447.13	$125,000.00	$2,875,000.00
25	8/1/18	$2,875,000.00	$22,228.89	$22,228.89	$0.00	$2,875,000.00
26	9/1/18	$2,875,000.00	$22,228.89	$22,228.89	$0.00	$2,875,000.00
27	10/1/18	$2,875,000.00	$21,511.83	$21,511.83	$0.00	$2,875,000.00
28	11/1/18	$2,875,000.00	$165,978.89	$22,228.89	$143,750.00	$2,731,250.00
29	12/1/18	$2,731,250.00	$253,002.03	$20,436.24	$232,565.79	$2,498,684.21
30	1/1/19	$2,498,684.21	$158,135.08	$19,319.30	$138,815.79	$2,359,868.42
31	2/1/19	$2,359,868.42	$18,246.00	$18,246.00	$0.00	$2,359,868.42
32	3/1/19	$2,359,868.42	$16,480.26	$16,480.26	$0.00	$2,359,868.42
33	4/1/19	$2,359,868.42	$175,570.56	$18,246.00	$157,324.56	$2,202,543.86
34	5/1/19	$2,202,543.86	$173,804.82	$16,480.26	$157,324.56	$2,045,219.30
35	6/1/19	$2,045,219.30	$173,137.76	$15,813.20	$157,324.56	$1,887,894.74
36	7/1/19	$1,887,894.74	$171,450.50	$14,125.94	$157,324.56	$1,730,570.18
37	8/1/19	$1,730,570.18	$170,704.96	$13,380.40	$157,324.56	$1,573,245.61
38	9/1/19	$1,573,245.61	$169,488.56	$12,164.00	$157,324.56	$1,415,921.05
39	10/1/19	$1,415,921.05	$167,919.01	$10,594.45	$157,324.56	$1,258,596.49
40	11/1/19	$1,258,596.49	$167,055.76	$9,731.20	$157,324.56	$1,101,271.93
41	12/1/19	$1,101,271.93	$165,564.69	$8,240.13	$157,324.56	$943,947.37
42	1/1/20	$943,947.37	$164,622.96	$7,298.40	$157,324.56	$786,622.81
43	2/1/20	$786,622.81	$163,406.56	$6,082.00	$157,324.56	$629,298.25
44	3/1/20	$629,298.25	$161,876.25	$4,551.69	$157,324.56	$471,973.68
45	4/1/20	$471,973.68	$160,973.76	$3,649.20	$157,324.56	$314,649.12

46	5/1/20	$314,649.12	$159,678.88	$2,354.32	$157,324.56	$157,324.56
47	6/1/20	$157,324.56	$158,540.96	$1,216.40	$157,324.56	$0.00
Final	6/1/20	Final Payment	$169,893.75	$169,893.75	$0.00

		Totals	$4,022,715.01	$1,022,715.01	$3,000,000.00